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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

         As independent auditors, we hereby consent to the use of our reports and to all references to our firm included in or made a part of this registration statement.


                                  /s/ Ehrenkrantz and Company
                                  ----------------------------------------
                                  EHRENKRANTZ AND COMPANY


Roseland, New Jersey
October 18, 1996